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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               November 12, 1998

                                IMC GLOBAL INC.

            (Exact name of registrant as specified in its charter)


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
            DELAWARE                              1-9759                        36-3492467
  (State or other jurisdiction           (Commission File Number)            (I.R.S. Employer
         of incorporation)                                                 Identification Number)

                               2100 SANDERS ROAD
                          Northbrook, Illinois 60062

              Registrant's telephone number, including area code:
                                (847) 272-9200

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Item 5:  Other Events

     On November 12, 1998, IMC Global Inc. completed a public offering of (i) $300,000,000 aggregate principal amount of its 7.40% Notes due November 1, 2002 and (ii) $300,000,000 aggregate principal amount of its 7.625% Notes due November 1, 2005.

     The purpose of this Current Report on Form 8-K is to incorporate by reference into the Registration Statement on Form S-3 (No. 333-63503) of IMC Global Inc. the documents filed as exhibits hereto.

Item 7:  Exhibits

1.1 Terms Agreement, dated November 6, 1998, among IMC Global Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (the "Underwriters") related to the purchase by the Underwriters of (i) $300,000,000 aggregate principal amount of IMC Global Inc.'s 7.40% Notes due November 1, 2002 and (ii) $300,000,000 aggregate principal amount of IMC Global Inc.'s 7.625% Notes due November 1, 2005.

4.2  Form of $200,000,000 aggregate principal amount 7.40% Note

4.3  Form of $100,000,000 aggregate principal amount 7.40% Note

4.4  Form of $200,000,000 aggregate principal amount 7.625% Note

4.5  Form of $100,000,000 aggregate principal amount 7.625% Note
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IMC GLOBAL INC.


                                       By:   /s/ PHILLIP GORDON
                                          --------------------------
                                                 PHILLIP GORDON
                                              SENIOR VICE PRESIDENT
                                               AND GENERAL COUNSEL


Dated: November 17, 1998

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